3Q Earnings Conference Call November 1, 2023 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Dave Ruud – Executive Vice President and CFO Barbara Tuckfield – Director of Investor Relations

Progressing on utility focused investment plan 4 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix • Advancing on building the grid of the future and our path to cleaner generation − Distribution Grid Plan provides roadmap to reliability improvement and acceleration of automation − Integrated Resource Plan (IRP) supports acceleration of coal plant retirements and development of energy storage, while reducing future costs to customers • Progressing toward constructive order on DTE Electric’s rate case − Underpins reliability and cleaner energy investments − Order expected early December • Additional headwinds from storms and continued cooler weather have pressured 2023 operating EPS1 − Overcoming majority of headwinds with one-time cost management initiatives and opportunities throughout the portfolio − Revising operating EPS guidance midpoint from $6.25 to $5.75 • Long-term growth plan remains robust; providing all forward-looking disclosures in mid-December after pending electric rate case decision

Overcame a significant portion of the ~$370 million of unprecedented operating earnings[1] headwinds through one-time cost management initiatives and opportunities throughout the portfolio

Headwinds

4Q 2022

$100 million headwind
($0.49 per share)

- Lower-than-expected rate order received in 2022 driven by difference in sales forecast

1H 2023

$165 million headwinds
($0.80 per share)

- Historical winter storms: $92 million
- 4th warmest winter in over 60 years and cooler spring weather: $73 million

3Q 2023

$106 million headwinds
($0.52 per share)

- Additional storms: $53 million
- One of the coolest summers in over 20 years: $53 million

Total impact

= ~$370 million headwinds
($1.81 per share)

- Unprecedented combination of unfavorable weather and high storm activity combined with low rate order at end of 2022

Actions

Through 1H 2023

Identified $265 million of annualized offsets
($1.29 per share)

- Implemented significant one-time O&M actions and created opportunities throughout the portfolio
- Through 1H, identified offsets to headwinds to achieve midpoint of guidance while remaining focused on customer service excellence

3Q 2023

$270 million response through 3Q
($1.31 per share)

- Identified actions to partially offset additional headwinds
- Continued earnings pressure drove a revision to operating EPS guidance

Total response

= $270 million response
($1.31 per share)

- Accomplished through one-time savings and favorability across our diverse portfolio of businesses

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE
5

Modernizing electric grid Preparing for impacts of increased extreme weather events and increased demand from vehicle electrification Transitioning to cleaner generation Shifting generation from coal to renewables supported by cleaner natural gas and storage Executing on significant customer-focused capital investment plan while maintaining affordability 6 Investing in customer-focused initiatives… …while maintaining affordability ✓ Distinctive continuous improvement culture drives cost management ✓ Shift from coal to renewables and natural gas drives fuel and O&M cost reductions ✓ Inflation Reduction Act (IRA) supports transition to cleaner energy while supporting customer affordability goals and further enhancing DTE Vantage opportunities ✓ IRP reduces future costs to customers by $2.5 billion Renewing gas infrastructure Continuing gas main renewal to maintain long- term safety and reliability and reduce GHG emissions

3Q 2023 operating earnings1 variance 7 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Infrastructure Recovery Mechanism 2022 2023 Variance Primary drivers DTE Electric $363 $268 ($95) Cooler weather, higher storm expenses, higher rate base costs and 2022 accelerated deferred tax amortization partially offset by one-time O&M cost reductions DTE Gas (23) (5) 18 One-time O&M cost reductions and IRM2 revenue partially offset by higher rate base costs DTE Vantage 26 56 30 RNG and steel related earnings Energy Trading (20) 31 51 Physical power portfolio performance Corporate & Other (35) (52) (17) Interest expense and timing of taxes DTE Energy $311 $298 ($13) Operating EPS $1.60 $1.44 ($0.16) Avg. Shares Outstanding 194 206 (millions, except EPS)

Overcoming majority of unprecedented headwinds; additional storm and unfavorable weather in 3Q exceed considerable one-time cost saving effort 8 (millions, except EPS) 2023 original guidance 2023 revised guidance Primary drivers DTE Electric $1,010 - $1,030 $813 - $827 Headwinds from lower-than-expected rate order, higher storm expenses and cooler weather partially offset by continued one-time O&M reductions DTE Gas 262 - 272 285 - 295 Continued one-time O&M reductions partially offset by warmer 1Q weather DTE Vantage 115 - 125 141 - 145 RNG performance, additional projects coming into service and opportunistic sales in steel business Energy Trading 20 - 30 75 - 85 Strong performance in the physical power portfolio Corporate & Other (150) - (136) (149) - (145) DTE Energy $1,257 - $1,321 $1,165 - $1,207 Operating EPS1 $6.09 - $6.40 $5.65 - $5.85 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Maintaining strong cash flow, balance sheet and credit profile 9 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda, building the grid of the future and transition to cleaner generation • Consistently generating healthy cash flows • Maintaining solid investment-grade credit ratings

Increased utility investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 10 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Significant effort from our team to offset the majority of the unprecedented headwinds in 2023 ✓ 2023 operating EPS1 guidance updated to reflect additional headwinds experienced in 3Q ✓ Robust customer-focused capital investment plan supports building the grid of the future and clean energy transition ✓ Strong balance sheet and solid investment-grade credit profile support capital investment plan 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

11 Appendix

Weather impact on sales 12 1. DTE Electric 2022 weather normalized data based on 2006 – 2020 weather and 2023 weather normalized data based on 2007 – 2021 weather 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3. DTE Gas 2022 weather normalized data based on 2007 – 2021 weather and 2023 weather normalized data based on 2008 – 2022 weather Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) YTD 2022 YTD 2023 % Change Residential 12,169 11,855 (2.6%) Commercial 14,539 14,485 (0.4%) Industrial 7,732 7,788 0.7% Other 151 146 (3.3%) 34,591 34,274 (0.9%) (millions) (per share) 3Q YTD 3Q YTD 2022 $6 $28 $0.03 $0.15 2023 ($53) ($95) ($0.26) ($0.47) (millions) (per share) 3Q YTD 3Q YTD 2022 $0 $15 $0.00 $0.08 2023 ($1) ($32) $0.00 ($0.15) 3Q 2022 3Q 2023 % Change YTD 2022 YTD 2023 % Change Actuals 680 498 (27%) 980 682 (30%) Normal 637 643 1% 884 895 1% Deviation from normal 7% (23%) 11% (24%) 3Q 2022 3Q 2023 % Change YTD 2022 YTD 2023 % Change Actuals 110 77 (30%) 4,314 3,640 (16%) Normal 111 112 1% 4,137 4,140 0% Deviation from normal (1%) (31%) 4% (12%)

YTD cash flow and capital expenditures 13 (millions) Cash flow Capital expenditures (billions) YTD 3Q 2022 YTD 3Q 2023 DTE Electric Base infrastructure $836 $676 Cleaner generation 23 391 Distribution infrastructure 1,008 1,177 $1,867 $2,244 DTE Gas Base infrastructure $225 $259 Gas renewal program 250 269 $475 $528 Non-utility $78 $127 Total $2,420 $2,899 YTD 3Q 2022 YTD 3Q 2023 Cash from operations1 $1.4 $2.4 Capital expenditures (2.4) (2.9) Free cash flow ($1.0) ($0.5) Dividends (0.5) (0.6) Other (0.2) (0.1) Net cash ($1.7) ($1.2) Debt financing Issuances $2.0 $2.3 Redemptions (0.3) (1.1) Total debt financing $1.7 $1.2 Change in cash on hand $0.0 $0.0 1. Includes equity issued for employee benefit programs

2023 cash flow and capital expenditures guidance 14 2023 guidance Cash from operations1 $3.2 Capital expenditures (4.2) Free cash flow ($1.0) Dividends (0.8) Other - Net cash ($1.8) Debt financing Issuances $3.6 Redemptions (1.7) Total debt financing $1.9 Change in cash on hand $0.1 2023 guidance DTE Electric Base infrastructure $1,200 Cleaner generation 500 Distribution infrastructure 1,500 $3,200 DTE Gas Base infrastructure $375 Gas renewal program 310 $685 Non-utility $300 - $400 Total $4,185 - $4,285 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry Environment • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Social • Focusing on the diversity, safety, well being and success of employees • Investing in communities • Leader in volunteerism Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets 15 1. Definition of net zero included in the appendix Gallup Exceptional Workplace Award 11 consecutive years America’s Most Responsible Companies 2023 Superior corporate citizenship and community involvement America’s Greatest Workplaces for Diversity 2023 2023 Edison Electric Institute Business Diversity Excellence Award Award-winning commitment to ESG priorities

IRP outlines accelerated path to cleaner energy 77% 45% 31% 15% 17% 19% 19% 20% 18% 12% 2% 19% 24% 27% 34% 20% 3% 3% 4% 6% 6% 6% 1% 14% 22% 32% 42% 62% 2005 2023 2027 2029 2033 2042 Coal Nuclear Natural gas RenewablesStorage Generation mix1 (MWh %) First 5 years (2023 - 2027) • Ceasing coal use at one Belle River unit in 2025 and remaining unit in 2026; converting to 1,300 MW natural gas peaking resource • Adding 1,200 MW of solar • Adding 350 MW of energy storage, increased from 240 MW Second 5 years (2028 - 2032) • Retiring two coal units at Monroe in 2028 and accelerating retirement of two remaining units to 2032 from 2035 • Adding 3,200 MW of solar • Adding 1,000 MW of wind • Adding 430 MW of energy storage Next 10 years (2033 - 2042) • Adding 2,100 MW of solar • Adding 7,900 MW of wind • Adding 1,050 MW of energy storage 16 1. Generation mix subject to change

MIGreenPower program continues significant growth 1,600 business customers 93,000 residential customers 2,400 MW subscribed • Allows customers to attribute up to 100% of electricity use to renewable sources • One of the largest voluntary renewable programs in the nation • Two largest renewable energy purchases from a utility announced with Ford Motor Company and Stellantis − 1,050 MW of projects to be completed beginning in 2026 Voluntary renewable customers 17

Natural Gas Balance program reducing GHG emissions • Offering an affordable way to balance 25% to 100% of customers’ GHG emissions • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnered with Anew, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 12,700 customers subscribed 30,000 metric tons of CO2-e has been offset 18

Progressing on EV initiatives Charging Forward Program • Promoting EV education, infrastructure and adoption • Providing residential and commercial rebates, infrastructure support and fleet advisory services • Offering unique solutions such as home charger installation financing and EV rebates for low and moderate income customers Program-to-date major milestones • 1,400 level 2 public chargers approved and 1,100 installed • 150 direct current fast charger rebates approved and 60 installed • 12 electric bus deployments with the local regional transit agencies • 6 electric school bus deployments with another 66 awarded from the first round of the EPA’s Clean School Bus Program • Approximately $45 million in regulatory approval for EV program funding to date 2019 program inception 1 million gallons of gasoline saved 4,400 residential rebates 19

Committed to Diversity, Equity and Inclusion (DEI); creating a safe and welcoming environment Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Earned Accident Prevention Certificate from the American Gas Association by achieving a DART1 incident rate below the industry average Commitment to create a diverse, equitable and inclusive workforce • Office of DEI led by our CEO and key executive leaders, including a Director of DEI • Focused on sustaining a diverse workforce which is representative of the communities we serve • Annual review of compensation practices to ensure equitable pay • Formal training programs, including unconscious bias training, for employees and leaders Employees with disabilities group Latino and Hispanic group Young professionals group LGBTQ+ group Black professionals group Family oriented group Asian and Middle Eastern American group Military veterans group Women’s group Employee groups create an inclusive environment where differences are celebrated and a sense of belonging exists for all employees 1. Days away, restricted or transferred 20

$2.5b invested in Michigan businesses in 2022 65,000 jobs created since 2010 $900m invested with Detroit suppliers in 2022 $895m invested with suppliers owned by women, minorities, veterans, members of the LGBTQ+ community and disability-owned businesses in 2022 50+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, committed to Michigan investments and supplier diversity $20 $19 $125 $69 $117 $255 2022 Michigan spend (millions) 21

Economic development fuels Michigan’s growth ✓ Michigan ranked in the top 10 by CNBC for America’s Top States for Business in 2023 ✓ $4 billion General Motors investment to convert an assembly plant to produce full-size electric pickup trucks, creating 2,300 jobs ✓ $1.6 billion Our Next Energy investment to build its first cell and electric vehicle battery pack manufacturing facility, creating 2,000 jobs ✓ $1 billion in federal funding to develop a new hydrogen production plant and a refueling center, creating 1,500 jobs ✓ $500 million Magna International investment expanding a facility and building two additional facilities to help support the production of EVs, creating over 1,000 jobs ✓ $400 million Nel Hydrogen investment for a new manufacturing facility to produce green hydrogen, creating 500 jobs ✓ $103 million Niagara Bottling investment in a bottled water facility 22 DTE Energy named one of the 2023 Top Utilities in Economic Development by Site Selection Magazine

10 years average tenure 4 - 7 8 - 11 >11 Governance framework provides shareholder rights and enables sustainable value creation Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 1 91% independent 4 7 36% gender or ethnically diverse 65 - 69 70 - 7460 - 64 67 years average age <4 23 Composition of DTE Board of Directors1 1. As of 11/1/2023

Annual or long-term incentive metrics Our team • Employee engagement • Employee safety Our customers • Customer satisfaction • Customer complaints • System reliability Our communities • Customer satisfaction • Customer complaints • System reliability Our investors • EPS • Cash flow • Relative total shareholder return • Balance sheet health Executive management compensation plan is aligned with our stakeholder priorities 24

3Q 2022 and 3Q 2023 reconciliation of reported to operating earnings (non- GAAP) and operating EPS (non-GAAP) 25 Adjustments key A) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited) (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 26 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.